Tax-Exempt Income Funds - 1997 Annual Report

[LOGO]

TAX-EXEMPT INCOME FUNDS

1997 Annual Report

NATIONAL TAX-EXEMPT FUND

MINNESOTA TAX-EXEMPT FUND


INSIDE:  ACTION OR REACTION --

Which Guides Your Approach to Investing?

[PICTURE]

[LOGO]


CONTENTS


President's Letter . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
Independent Auditors' Report . . . . . . . . . . . . . . . . . . . . . . . 23
Federal Tax Information  . . . . . . . . . . . . . . . . . . . . . . . . . 24
Shareholder Services . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
Glossary***. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28


NATIONAL TAX-EXEMPT FUND


Portfolio Managers' Letter . . . . . . . . . . . . . . . . . . . . . . . . .4
Financial Statements and Notes . . . . . . . . . . . . . . . . . . . . . . .8
Investments in Securities. . . . . . . . . . . . . . . . . . . . . . . . . 18


MINNESOTA TAX-EXEMPT FUND


Portfolio Managers' Letter . . . . . . . . . . . . . . . . . . . . . . . . .6
Financial Statements and Notes . . . . . . . . . . . . . . . . . . . . . . .8
Investments in Securities. . . . . . . . . . . . . . . . . . . . . . . . . 20


Income from National Tax-Exempt Fund is largely free from federal taxes but may be subject to state or local taxes. A portion of the fund's income may be subject to the alternative minimum tax.

Income from Minnesota Tax-Exempt Fund is largely free from federal and state of Minnesota taxes. A portion of the fund's income may be subject to federal or state alternative minimum tax.

This report is intended for shareholders of National Tax-Exempt Fund and Minnesota Tax-Exempt Fund, but may also be used as sales literature if preceded or accompanied by a prospectus. The prospectus gives details about the charges, investment results, risks and operating policies of the funds.

*** - This report includes a glossary to help you understand financial terms used in the portfolio managers' letters. When you see this symbol, it indicates a word that is defined in the glossary.

ACTION
--------------------------------------------------------------------------------

WHICH GUIDES YOUR APPROACH TO INVESTING?
The market soars 150 points. The market plummets 150 points. One financial commentator urges investors to sell stocks and buy bonds. Another promotes a "can't miss" investment opportunity. One thing is for sure -- in today's financial markets, it's easy to get the impression that investment experts possess a secret formula for success. Yet many successful investors realize there are no short-term secrets to investing. While others heed market soothsayers and prophets, savvy investors work with investment professionals who help them remain calm in the face of volatility. Guided by long-term investment plans rather than by emotions, these investors stay the course while others react to the latest trend. More important, successful investors employ several time-tested investment strategies to help reach their goals, including diversification and systematic investing.*

--------------------------------------------------------------------------------
WALL STREET'S WILD RIDE
--------------------------------------------------------------------------------
Dow Jones Industrial Average

[EDGAR REPRESENTATION OF CHART]

     8/1          8194
     8/4          8198
     8/5          8188
     8/6          8259
High 8/6/97      8,259
     8/7          8188
     8/8          8031
     8/11         8062
     8/12         7961
     8/13         7928
     8/14         7942
     8/15         7695
     8/18         7803
     8/19         7918
     8/20         8021
     8/21         7894
     8/22         7888
     8/25         7860
     8/26         7782
     8/27         7787
     8/28         7694
     8/29         7622
     9/2          7880
     9/3          7895
     9/4          7867
     9/5          7822
     9/8          7835
     9/9          7852
     9/10         7719
     9/11         7661
     9/12         7743
     9/15         7721
     9/16         7896
     9/17         7886
     9/18         7923
     9/19         7917
     9/22         7997
     9/23         7970
     9/24         7907
     9/25         7848
     9/26         7922
     9/29         7991
     9/30         7945
     10/1         8016
     10/2         8028
     10/3         8039
     10/6         8100
     10/7         8178
     10/8         8095
     10/9         8061
     10/10        8045
     10/13        8072
     10/14        8096
     10/15        8058
     10/16        7939
     10/17        7847
     10/20        7921
     10/21        8060
     10/22        8035
     10/23        7848
     10/24        7715
     10/27        7161
Low  10/27/97    7,161
     10/28        7498
     10/29        7507
     10/30        7382
     10/31        7442

Source: Bloomberg. The Dow Jones industrial average is a price-weighted average of the 30 largest blue-chip stocks on the New York Stock Exchange.


DO YOUR EXPECTATIONS REFLECT MARKET REALITIES?
Investors' expectations have risen with the market -- and are in sharp contrast to market realities. In the words of Federal Reserve Chairman Alan Greenspan, there is an "irrational exuberance" based on unprecedented growth in recent years. During the past few years, returns -- especially from stocks -- have been much higher than at any other time in history. The chart below shows long-term returns of various securities compared to the highly inflated results of the past year.


--------------------------------------------------------------------------------
SHORT-TERM RETURNS VS. LONG-TERM RETURNS THROUGH SEPTEMBER 30, 1997
--------------------------------------------------------------------------------
The past year has provided investors with unusually high returns


[EDGAR REPRESENTATION OF GRAPH]

                              THE PAST YEAR             PAST 71 YEARS
                              total return            average annualized
                                                    total return 1926-1997

Large Company Stocks             40.49%                      10.98%
Long-Term Corporate Bonds        12.67%                       5.67%


Source: Ibbotson Associates. Past performance does not guarantee future results. Stocks generally exhibit more volatility than bonds.

*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

OR REACTION:
--------------------------------------------------------------------------------

What actions do successful investors take to weather the market's normal ups and downs? First, they realize that markets move in cycles. In addition, they diversify their holdings among a mix of funds that mirror their investment objectives and risk tolerance and continue to purchase fund shares systematically. By investing regularly* -- consistently buying shares through market fluctuations -- educated investors steadily increase the number of shares they own, while evening out their average cost per share over time.

THE MISGUIDED REACTIVE INVESTOR
The reactive investor believes that a shortcut to success is to chase today's best-performing funds. After all, what could go wrong when you invest in these winners? Plenty. The lure of a quick profit could fade to the reality of poor returns for reactive investors who buy in at the peak of a fund's rally. They often buy when prospects look bright and sell when prices drop -- behavior that can devastate an investor's returns even while the market makes solid gains.

In contrast, educated investors don't succumb to emotions that could undermine rational decisions. They're aware that few, if any, mutual funds can significantly outperform their peers year after year. They also realize that long-term investing helps reduce volatility. A buy-and-hold philosophy protects investors against wild swings triggered by short-term market fluctuations -- and helps them sleep better at night, too.

IT'S A FACT: INVESTORS PROFIT FROM THEIR ACTIONS, NOT THEIR REACTIONS
If you want to be successful in the financial marketplace, don't be swayed by emotions or speculation. Keep in mind that markets change daily, yet your goals may not change for years. Work with your Piper Jaffray Investment Executive to develop an investment plan or to fine-tune your investment strategies as your objectives change. A professional can help you ignore short-term volatility and focus on long-term results. Your actions -- not your reactions -- ultimately represent the difference between getting by ... and getting ahead.


* Keep in mind, investing regularly does not assure a profit and does not protect against loss in declining markets.


TAKE THE GUESSWORK OUT OF INVESTING WITH THESE TRIED-AND-TRUE INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

X GET AN INVESTMENT PLAN An investment plan maps out your goals and identifies effective ways to pursue them.


X INVEST SYSTEMATICALLY* Systematic investing is an effective way to build wealth over time and helps you avoid hitting only market peaks and valleys.

X DIVERSIFY Diversification helps reduce volatility within your portfolio and may also give you better long-term results.

X REASSESS YOUR RISK TOLERANCE Life's events may affect the amount of risk that's comfortable.


A "BUY-AND-HOLD" PHILOSOPHY HELPS REDUCE YOUR RISK
--------------------------------------------------------------------------------
Your chance of losing money decreases the longer you hold stocks

[EDGAR REPRESENTATION OF GRAPH]

Holding Stocks for one year                                                29%
Holding Stocks for five years                                              11%
Holding Stocks for 10 years                                                 3%


Source: Based on rolling annual returns of the S&P 500 Index through 1996. The S&P500 is an unmanaged index of large-capitalization stocks. Past performance does not guarantee future results.

PRESIDENT'S LETTER
--------------------------------------------------------------------------------


[PHOTO]
PAUL A. DOW, CFA
--------------------------------------------------------------------------------
President
Piper Funds


November 10, 1997
--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:

An athlete is sometimes said to be "in the zone." That's the time when the difficult seems easy, the fast seems slow; essentially, the time when everything comes together and performance soars. For the last few years, the investment environment has been in the zone. The economy has maintained a steady growth rate without increasing inflationary pressures. In fact, economic prognosticators have consistently underestimated growth and overestimated inflation - traditionally considered an impossible feat.

Fixed income investors, including municipal bond investors, have fared well during this period from a historical perspective, yet not without setbacks. Fixed income returns have been helped by steadily declining inflation expectations. Non-government issues have further benefited from investors' increasing degree of comfort with credit risk. As a result, the amount of additional yield required by investors to take on credit risk has declined to levels not seen since the late 1960s. This is a normal occurrence during a period of economic growth, but is not sustainable permanently.

For much of the year, municipal bonds outperformed their taxable counterparts. As the chart on the next page indicates, municipals provided a benefit - especially in longer maturities - compared to after-tax U.S. Treasury bond yields as of September 30 (assuming a federal tax rate of 39.6%). Supply of new municipal issues was down from the previous year, and that - combined with the continued strong demand - helped boost prices of municipal bonds overall. The supply situation changed late in the fiscal year, however, when lower interest rates prompted a surge in new bond issues.

During this time of high valuations and buoyant investor confidence, it is important to be watchful of significant changes that may alter the generally positive condition of the U.S. investment environment. Late last month, we watched as turmoil in Hong Kong dramatically affected our own markets. While events like this may seem irrelevant to the U.S. municipal bond market, it's important to pay attention to the long-term implications. For example, the deflation experienced in Japan last month is spreading to other countries in the region, leading to over capacity in the goods they produce. This could result in lower global growth and interest rates. If a hint of deflation occurs in the United States, higher quality municipal issues with greater call protection will benefit the most as the economy slows and interest rates drop. A slowing economy could jeopardize corporate earnings growth, which could send a wave of defensive buying activity into the taxable and tax-free bond markets.


--------------------------------------------------------------------------------

                                 2  1997 Annual Report - Tax-Exempt Income Funds

--------------------------------------------------------------------------------

When markets change, it is important to clearly understand, and be disciplined in, your investment strategy. At Piper Funds, we believe that maintaining sound, disciplined investment strategies is essential to achieving consistent, competitive performance in an ever-changing environment. We also believe in providing a higher level of quality service to shareholders. That means going the extra step to make sure you understand your investments. Take a look at the fund prospectus that accompanies this shareholder report. We've revised it to make it simpler and easier to read. We hope the information in your new prospectus, and in this shareholder report, is useful to you, and we look forward to continuing to provide you with exceptional service. Thank you for your continued confidence in the Piper Funds family.


Sincerely,



/s/ Paul A. Dow

Paul A. Dow
President, Piper Funds


--------------------------------------------------------------------------------
MUNICIPAL YIELD CURVE
--------------------------------------------------------------------------------
Municipal yields vs. Treasury yields as of September 30, 1997

During the year, municipal bonds - especially longer term bonds - provided greater relative benefits than U.S. Treasuries. (Chart includes municipal bonds rated AAA.)


[GRAPH - PLOT POINTS TO COME]


Past performance does not guarantee future results. The U.S. government guarantees the payment of principal and interest on U.S. Treasury securities.


--------------------------------------------------------------------------------

                                 3  1997 Annual Report - Tax-Exempt Income Funds

NATIONAL TAX-EXEMPT FUND
--------------------------------------------------------------------------------


[PHOTO]
RONALD REUSS, ISFA
shares responsibility for the management of National
Tax-Exempt Fund. He has 28 years of financial experience.
--------------------------------------------------------------------------------


November 10, 1997
--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:

NATIONAL TAX-EXEMPT FUND PROVIDED A TOTAL RETURN OF 9.09%* FOR THE YEAR ENDED SEPTEMBER 30, 1997, WHICH REFLECTS REINVESTED DISTRIBUTIONS BUT NOT THE FUND'S SALES CHARGE. This compared to a 9.02% total return for the fund's benchmark,*** the Lehman Brothers Municipal Bond Index,** and an 8.59% return for the Lipper General Municipal Bond Funds average.+

THE FUND'S PERFORMANCE WAS LARGELY DUE TO OUR DECISION TO KEEP THE FUND'S EFFECTIVE DURATION*** LONGER THAN THAT OF ITS BENCHMARK INDEX. This helped the fund outperform its competitive group as interest rates moved in a downward trend during much of the year. Bond prices generally move in the opposite direction of interest rates, and the longer duration made the fund's price more sensitive to interest rate movements. The longer duration also benefited the fund's overall yield, since securities with longer durations generally provide additional income.

ALTHOUGH THE FUND'S DURATION REMAINED LONGER THAN THAT OF ITS BENCHMARK INDEX, WE SHORTENED IT SOMEWHAT DURING THE REPORTING PERIOD. We shortened duration from
9.9 years in September 1996 to 8.5 years in September 1997 due to mixed signals about inflation and the near-term direction of interest rates. In comparison, the fund's benchmark had an effective duration of 7.4 years at the end of the period. While our decision slightly reduced the fund's current income and the benefit we received from falling interest rates, it also lessened the fund's net asset value volatility, which will benefit the fund if rates begin to rise. Whenever we change the fund's effective duration, we also keep the fund's income and overall credit quality in mind.


--------------------------------------------------------------------------------
PERFORMANCE THROUGH SEPTEMBER 30, 1997*
--------------------------------------------------------------------------------
Growth of $10,000 Invested Since Inception

[EDGAR REPRESENTATION OF CHART]

      National Tax-Exempt Fund,      Lehman Brothers    Lipper General Municipal
       reflects the fund's 2%    Municipal Bond Index**    Bond Funds Average+
       maximum sales charge++

7/88              9,800                     10,000                10,000
7/88              9,800                     10,000                10,000
8/88              9,829                     10,009                10,035
9/88              9,947                     10,190                10,226
10/88            10,129                     10,370                10,441
11/88            10,076                     10,274                10,343
12/88            10,115                     10,379                10,502
1/89             10,194                     10,594                10,662
2/89             10,172                     10,473                10,574
3/89             10,181                     10,448                10,567
4/89             10,416                     10,695                10,825
5/89             10,611                     10,918                11,031
6/89             10,723                     11,066                11,176
7/89             10,814                     11,217                11,291
8/89             10,684                     11,107                11,167
9/89             10,625                     11,074                11,129
10/89            10,772                     11,209                11,265
11/89            10,929                     11,405                11,445
12/89            11,001                     11,498                11,522
1/90             10,902                     11,444                11,392
2/90             11,041                     11,546                11,507
3/90             11,049                     11,550                11,503
4/90             10,891                     11,467                11,350
5/90             11,164                     11,717                11,650
6/90             11,294                     11,820                11,762
7/90             11,480                     11,993                11,956
8/90             11,207                     11,819                11,693
9/90             11,278                     11,827                11,710
10/90            11,427                     12,041                11,883
11/90            11,721                     12,283                12,171
12/90            11,798                     12,337                12,224
1/91             11,933                     12,502                12,377
2/91             12,000                     12,611                12,450
3/91             12,038                     12,616                12,472
4/91             12,214                     12,784                12,654
5/91             12,341                     12,897                12,768
6/91             12,287                     12,884                12,727
7/91             12,463                     13,042                12,912
8/91             12,627                     13,214                13,078
9/91             12,778                     13,386                13,245
10/91            12,883                     13,506                13,364
11/91            12,900                     13,544                13,382
12/91            13,217                     13,835                13,697
1/92             13,210                     13,867                13,689
2/92             13,227                     13,871                13,707
3/92             13,227                     13,877                13,712
4/92             13,309                     14,000                13,841
5/92             13,529                     14,165                14,037
6/92             13,799                     14,403                14,294
7/92             14,365                     14,835                14,805
8/92             14,087                     14,690                14,566
9/92             14,143                     14,785                14,620
10/92            13,798                     14,641                14,361
11/92            14,192                     14,903                14,723
12/92            14,351                     15,055                14,907
1/93             14,563                     15,229                15,075
2/93             15,290                     15,781                15,663
3/93             15,075                     15,613                15,489
4/93             15,222                     15,771                15,656
5/93             15,324                     15,859                15,738
6/93             15,614                     16,124                16,010
7/93             15,615                     16,145                16,006
8/93             16,026                     16,481                16,361
9/93             16,230                     16,669                16,555
10/93            16,228                     16,701                16,592
11/93            16,013                     16,554                16,421
12/93            16,440                     16,903                16,752
1/94             16,623                     17,096                16,935
2/94             16,085                     16,653                16,502
3/94             15,182                     15,975                15,793
4/94             15,249                     16,111                15,841
5/94             15,390                     16,251                15,983
6/94             15,239                     16,152                15,881
7/94             15,588                     16,447                16,164
8/94             15,615                     16,505                16,209
9/94             15,300                     16,262                15,947
10/94            14,969                     15,973                15,645
11/94            14,560                     15,684                15,317
12/94            15,049                     16,029                15,695
1/95             15,605                     16,487                16,162
2/95             16,149                     16,967                16,646
3/95             16,251                     17,162                16,799
4/95             16,214                     17,183                16,808
5/95             16,749                     17,731                17,329
6/95             16,539                     17,577                17,145
7/95             16,642                     17,744                17,255
8/95             16,823                     17,969                17,442
9/95             16,877                     18,082                17,546
10/95            17,184                     18,344                17,823
11/95            17,608                     18,649                18,168
12/95            17,839                     18,828                18,376
1/96             17,912                     18,971                18,466
2/96             17,735                     18,842                18,323
3/96             17,464                     18,601                18,041
4/96             17,342                     18,549                17,956
5/96             17,353                     18,539                17,971
6/96             17,528                     18,741                18,141
7/96             17,753                     18,912                18,300
8/96             17,715                     18,908                18,292
9/96             17,961                     19,173                18,564
10/96            18,187                     19,390                18,765
11/96            18,499                     19,744                19,097
12/96            18,455                     19,662                19,020
1/97             18,479                     19,699                19,019
2/97             18,605                     19,880                19,188
3/97             18,375                     19,616                18,940
4/97             18,572                     19,780                19,100
5/97             18,821                     20,077                19,377
6/97             19,019                     20,292                19,603
7/97             19,599                     20,854                20,192
8/97             19,383                     20,658                19,961
9/97             19,593                     20,904                20,218

** An unmanaged index that includes no expenses or transaction charges, measuring performance for the investment-grade municipal bond market.

+ The average total return of similar funds, not including sales charges, as characterized by Lipper Analytical Services.


Average Annualized Total Returns
Includes 2% maximum sales charge++

One Year                                                                 6.91%
--------------------------------------------------------------------------------
Five Year                                                                6.30%
--------------------------------------------------------------------------------
Since Inception (7/11/88)                                                7.56%
--------------------------------------------------------------------------------


* PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Neither safety of principal nor stability of income is guaranteed. During most periods, the fund's advisor waived or paid certain expenses and/or the fund's distributor voluntarily waived certain 12b-1 fees. Without waivers, returns would have been lower.

All fund and benchmark returns include reinvested distributions.

++ Effective February 18, 1997, the fund's maximum sales charge was changed from 4% to 2%.

*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.


--------------------------------------------------------------------------------

                                 4  1997 Annual Report - Tax-Exempt Income Funds

--------------------------------------------------------------------------------

[PHOTO]
DOUGLAS WHITE, CFA
shares responsibility for the management of National
Tax-Exempt Fund. He has 14 years of financial experience.


WE CONTINUED TO FOCUS ON SECURITIES WITH HIGH CREDIT QUALITY AND MAXIMUM AVAILABLE CALL PROTECTION.*** The fund's composition remained essentially unchanged, with 69% of total assets rated AA or above (or the short-term equivalent rating) on September 30, 1997, and the geographic focus on Midwestern states. In addition, we maintained 19% in non-rated securities that helped to boost the fund's income. Credit analysis remains an important part of our strategy because we believe some local governments will face tough fiscal challenges as the federal government passes more funding responsibility to them. We will continue to monitor issuers for signs of financial weakness or strength. Average call protection, which is important in a falling interest rate environment, remained at about 9 years.

AT THIS TIME, WE SEE LITTLE EVIDENCE OF A SUBSTANTIAL CHANGE IN THE DOMESTIC ECONOMY, INTEREST RATES OR THE MUNICIPAL BOND MARKET. We remain focused on long-term trends that are not likely to be significantly changed by the recent global events that have caused uncertainty in financial markets. We expect the Federal Reserve Board will be vigilant about controlling inflation and may increase short-term interest rates if inflation becomes a concern. As always, we will watch events closely and manage your fund accordingly.

Thank you for your investment in National Tax-Exempt Fund. We are pleased to have provided you with a competitive return for the period, and we will continue to emphasize high-quality investment management and service.


Sincerely,



/s/ Ronald Reuss                       /s/ Douglas White

Ronald Reuss                           Douglas White
Portfolio Manager                      Portfolio Manager


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION BY STATE
--------------------------------------------------------------------------------
As a percentage of total assets on September 30, 1997


[EDGAR REPRESENTATION OF CHART]

Alaska                                                                      2%
--------------------------------------------------------------------------------
Colorado                                                                    2%
--------------------------------------------------------------------------------
Florida                                                                     1%
--------------------------------------------------------------------------------
Georgia                                                                     2%
--------------------------------------------------------------------------------
Iowa                                                                        3%
--------------------------------------------------------------------------------
Illinois                                                                   12%
--------------------------------------------------------------------------------
Indiana                                                                    10%
--------------------------------------------------------------------------------
Michigan                                                                    9%
--------------------------------------------------------------------------------
Minnesota                                                                  14%
--------------------------------------------------------------------------------
Montana                                                                     1%
--------------------------------------------------------------------------------
New Mexico                                                                  7%
--------------------------------------------------------------------------------
North Dakota                                                                8%
--------------------------------------------------------------------------------
South Dakota                                                                2%
--------------------------------------------------------------------------------
Texas                                                                       7%
--------------------------------------------------------------------------------
Utah                                                                        3%
--------------------------------------------------------------------------------
Washington                                                                  6%
--------------------------------------------------------------------------------
Wisconsin                                                                   6%
--------------------------------------------------------------------------------
West Virginia                                                               2%
--------------------------------------------------------------------------------
Other Assets                                                                3%
--------------------------------------------------------------------------------


Municipal derivative securities (inverse floating rate securities) account for 7% of the fund's total assets.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION BY RATING
--------------------------------------------------------------------------------
As a percentage of total assets on September 30, 1997


AAA                                                                        57%
--------------------------------------------------------------------------------
AA                                                                          8%
--------------------------------------------------------------------------------
A                                                                           7%
--------------------------------------------------------------------------------
Baa and Below                                                               2%
--------------------------------------------------------------------------------
Non-Rated                                                                  19%
--------------------------------------------------------------------------------
Short-Term                                                                  4%
--------------------------------------------------------------------------------
Other Assets                                                                3%
--------------------------------------------------------------------------------


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.


--------------------------------------------------------------------------------

                              5  1997 Annual Report - Tax-Exempt Income Funds

MINNESOTA TAX-EXEMPT FUND
--------------------------------------------------------------------------------

[PHOTO]
DOUGLAS WHITE, CFA
shares responsibility for the management of Minnesota Tax-Exempt Fund. He has 14 years of financial experience.


November 10, 1997
--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:

MINNESOTA TAX-EXEMPT FUND CLASS A PROVIDED A TOTAL RETURN OF 8.32%* FOR THE YEAR ENDED SEPTEMBER 30, 1997, WHICH REFLECTS REINVESTED DISTRIBUTIONS BUT NOT THE FUND'S SALES CHARGE. This compared to a 9.02% total return for the fund's benchmark,*** the Lehman Brothers Municipal Bond Index,** and a 7.79% return for the Lipper Minnesota Municipal Bond Funds Average.+ (Please note the Lipper peer group is made up of Minnesota funds only, while the Lehman benchmark also includes national bonds.)

OUR DECISION TO MAINTAIN A LONGER EFFECTIVE DURATION*** HELPED THE FUND OUTPERFORM THE LIPPER AVERAGE AS INTEREST RATES MOVED IN A DOWNWARD TREND DURING MUCH OF THE YEAR. Bond prices generally move in the opposite direction of interest rates, and the longer duration made the fund's price more sensitive to interest rate movements. The longer duration also benefited the fund's overall yield, since securities with longer durations generally provide additional income.

ALTHOUGH THE FUND'S DURATION REMAINED LONGER THAN THAT OF ITS BENCHMARK INDEX, WE SHORTENED IT SOMEWHAT DURING THE REPORTING PERIOD. We shortened duration from 9.9 years in September 1996 to 8.9 years in September 1997 due to mixed signals about inflation and the near-term direction of interest rates. In comparison, the fund's benchmark had an effective duration of 7.4 years at the end of the period. While our decision slightly reduced the fund's current income and the benefit we received from falling interest rates, it also lessened the fund's net asset value volatility, which will benefit the fund if


--------------------------------------------------------------------------------
PERFORMANCE THROUGH SEPTEMBER 30, 1997*
--------------------------------------------------------------------------------
Growth of $10,000 Invested Since Inception

[EDGAR REPRESENTATION OF CHART]

         Minnesota Tax-Exempt Fund,          Lehman Brothers     Lipper Minnesota Municipal
       Class A, reflects the fund's 2%   Municipal Bond Index**      Bond Funds Average+
           maximum sales charge++
7/88              9,800                          10,000                    10,000
7/88              9,771                          10,000                    10,000
8/88              9,693                          10,009                    10,015
9/88              9,856                          10,190                    10,197
10/88            10,043                          10,370                    10,387
11/88             9,983                          10,274                    10,315
12/88            10,009                          10,379                    10,436
1/89             10,157                          10,594                    10,601
2/89             10,123                          10,473                    10,525
3/89             10,161                          10,448                    10,526
4/89             10,394                          10,695                    10,761
5/89             10,608                          10,918                    10,952
6/89             10,729                          11,066                    11,091
7/89             10,795                          11,217                    11,194
8/89             10,727                          11,107                    11,119
9/89             10,668                          11,074                    11,074
10/89            10,833                          11,209                    11,216
11/89            10,967                          11,405                    11,356
12/89            11,027                          11,498                    11,425
1/90             10,905                          11,444                    11,355
2/90             11,042                          11,546                    11,467
3/90             11,059                          11,550                    11,488
4/90             10,890                          11,467                    11,377
5/90             11,126                          11,717                    11,611
6/90             11,242                          11,820                    11,711
7/90             11,437                          11,993                    11,883
8/90             11,163                          11,819                    11,695
9/90             11,234                          11,827                    11,721
10/90            11,402                          12,041                    11,885
11/90            11,658                          12,283                    12,125
12/90            11,733                          12,337                    12,184
1/91             11,832                          12,502                    12,312
2/91             11,872                          12,611                    12,395
3/91             11,910                          12,616                    12,418
4/91             12,073                          12,784                    12,556
5/91             12,184                          12,897                    12,663
6/91             12,154                          12,884                    12,651
7/91             12,327                          13,042                    12,798
8/91             12,477                          13,214                    12,935
9/91             12,637                          13,386                    13,069
10/91            12,740                          13,506                    13,163
11/91            12,768                          13,544                    13,185
12/91            13,019                          13,835                    13,418
1/92             13,059                          13,867                    13,454
2/92             13,070                          13,871                    13,496
3/92             13,079                          13,877                    13,525
4/92             13,170                          14,000                    13,625
5/92             13,337                          14,165                    13,764
6/92             13,529                          14,403                    13,961
7/92             13,950                          14,835                    14,372
8/92             13,776                          14,690                    14,224
9/92             13,844                          14,785                    14,275
10/92            13,579                          14,641                    14,083
11/92            13,917                          14,903                    14,361
12/92            14,080                          15,055                    14,518
1/93             14,275                          15,229                    14,702
2/93             14,741                          15,781                    15,148
3/93             14,610                          15,613                    15,047
4/93             14,770                          15,771                    15,196
5/93             14,859                          15,859                    15,288
6/93             15,082                          16,124                    15,521
7/93             15,112                          16,145                    15,544
8/93             15,412                          16,481                    15,845
9/93             15,578                          16,669                    16,037
10/93            15,595                          16,701                    16,090
11/93            15,484                          16,554                    15,980
12/93            15,765                          16,903                    16,259
1/94             15,949                          17,096                    16,428
2/94             15,610                          16,653                    16,060
3/94             14,986                          15,975                    15,473
4/94             15,058                          16,111                    15,504
5/94             15,186                          16,251                    15,644
6/94             15,056                          16,152                    15,568
7/94             15,359                          16,447                    15,827
8/94             15,389                          16,505                    15,866
9/94             15,090                          16,262                    15,650
10/94            14,813                          15,973                    15,372
11/94            14,446                          15,684                    15,061
12/94            14,903                          16,029                    15,418
1/95             15,425                          16,487                    15,866
2/95             15,950                          16,967                    16,326
3/95             16,070                          17,162                    16,455
4/95             16,115                          17,183                    16,467
5/95             16,645                          17,731                    16,906
6/95             16,477                          17,577                    16,744
7/95             16,568                          17,744                    16,835
8/95             16,675                          17,969                    16,993
9/95             16,807                          18,082                    17,112
10/95            17,147                          18,344                    17,356
11/95            17,571                          18,649                    17,651
12/95            17,791                          18,828                    17,836
1/96             17,836                          18,971                    17,924
2/96             17,628                          18,842                    17,802
3/96             17,274                          18,601                    17,533
4/96             17,175                          18,549                    17,472
5/96             17,218                          18,539                    17,500
6/96             17,391                          18,741                    17,661
7/96             17,568                          18,912                    17,815
8/96             17,562                          18,908                    17,815
9/96             17,855                          19,173                    18,048
10/96            18,029                          19,390                    18,231
11/96            18,332                          19,744                    18,515
12/96            18,277                          19,662                    18,447
1/97             18,289                          19,699                    18,454
2/97             18,453                          19,880                    18,612
3/97             18,230                          19,616                    18,388
4/97             18,412                          19,780                    18,542
5/97             18,659                          20,077                    18,789
6/97             18,842                          20,292                    18,978
7/97             19,315                          20,854                    19,482
8/97             19,120                          20,658                    19,290
9/97             19,340                          20,904                    19,508

** An unmanaged index that includes no expenses or transaction charges, measuring performance for the investment-grade municipal bond market.

+ The average total return of similar funds, not including sales charges, as characterized by Lipper Analytical Services.


Class A Average Annualized Total Returns
Includes 2% maximum sales charge++

One Year                                                                 6.15%
--------------------------------------------------------------------------------
Five Year                                                                6.48%
--------------------------------------------------------------------------------
Since Inception (7/11/88)                                                7.41%
--------------------------------------------------------------------------------

Class Y Cumulative Total Returns
Sales charges do not apply to class Y shares

Since Inception (8/1/97)                                                 0.72%
--------------------------------------------------------------------------------

* PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Neither safety of principal nor stability of income is guaranteed. During most periods, the fund's advisor waived or paid certain expenses and/or the fund's distributor voluntarily limited certain 12b-1 fees. Without waivers, class A returns would have been lower.

All fund and benchmark returns include reinvested distributions.

++ Effective February 18, 1997, the fund's maximum class A sales charge was changed from 4% to 2%.

*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.


--------------------------------------------------------------------------------

                              6  1997 Annual Report - Tax-Exempt Income Funds

--------------------------------------------------------------------------------

[PHOTO]
RONALD REUSS, ISFA
shares responsibility for the management of Minnesota Tax-Exempt Fund. He has 28 years of financial experience.
--------------------------------------------------------------------------------

rates begin to rise. Whenever we change the fund's effective duration, we also keep the fund's income and overall credit quality in mind.

WE CONTINUED TO FOCUS ON SECURITIES WITH HIGH CREDIT QUALITY AND MAXIMUM AVAILABLE CALL PROTECTION.*** The fund's composition remained essentially unchanged, with 64% of our total assets rated AA or higher on September 30, 1997. In addition, we maintained 23% in non-rated securities that helped to boost the fund's income. Credit analysis remains an important part of our strategy because we believe some local governments will face tough fiscal challenges as the federal government passes more funding responsibility to them. We will continue to monitor issuers for signs of financial weakness or strength. Average call protection, which is important in a falling interest rate environment, remained at about 7 years on September 30. While we believe an average call protection of 8 to 10 years would be more desirable, the availability of new Minnesota issues with 10-year or longer call protection has been limited.

AT THIS TIME, WE SEE LITTLE EVIDENCE OF A SUBSTANTIAL CHANGE IN THE DOMESTIC ECONOMY, INTEREST RATES OR THE MUNICIPAL BOND MARKET. We remain focused on long-term trends that are not likely to be significantly changed by the recent global events that have caused uncertainty in financial markets. We expect the Federal Reserve Board will be vigilant about controlling inflation and may increase short-term interest rates if inflation becomes a concern. As always, we will watch events closely and manage your fund accordingly.

Thank you for your investment in Minnesota Tax-Exempt Fund. We are pleased to have provided you with a competitive return for the period, and we will continue to emphasize high-quality investment management and service.


Sincerely,



/s/ Ronald Reuss                       /s/ Douglas White

Ronald Reuss                           Douglas White
Portfolio Manager                      Portfolio Manager



--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION BY SECTOR
--------------------------------------------------------------------------------
As a percentage of total assets on September 30, 1997


[EDGAR REPRESENTATION OF CHART]

Hospital Revenue                                                           12%
--------------------------------------------------------------------------------
Miscellaneous Revenue                                                       1%
--------------------------------------------------------------------------------
Electric Revenue                                                            4%
--------------------------------------------------------------------------------
Leasing Revenue                                                             5%
--------------------------------------------------------------------------------
Education Revenue                                                           9%
--------------------------------------------------------------------------------
Housing Revenue                                                            15%
--------------------------------------------------------------------------------
Industrial Development Revenue                                              1%
--------------------------------------------------------------------------------
Nursing Home Revenue                                                        8%
--------------------------------------------------------------------------------
Other Assets                                                                2%
--------------------------------------------------------------------------------
General Obligations                                                        43%
--------------------------------------------------------------------------------


Municipal derivative securities (inverse floating rate securities) account for 7% of the fund's total assets.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION BY RATING
--------------------------------------------------------------------------------
As a percentage of total assets on September 30, 1997

AAA                                                                        31%
--------------------------------------------------------------------------------
AA                                                                         33%
--------------------------------------------------------------------------------
A                                                                           5%
--------------------------------------------------------------------------------
Baa and Below                                                               6%
--------------------------------------------------------------------------------
Non-Rated                                                                  23%
--------------------------------------------------------------------------------
Other Assets                                                                2%
--------------------------------------------------------------------------------

*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.


--------------------------------------------------------------------------------

                                 7  1997 Annual Report - Tax-Exempt Income Funds

                      FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                      STATEMENTS OF ASSETS AND LIABILITIES  September 30, 1997
 ................................................................................

                                                                NATIONAL       MINNESOTA
                                                               TAX-EXEMPT     TAX-EXEMPT
                                                                  FUND           FUND
                                                              ------------   -------------
ASSETS:
Investments in securities, at market value* (note 2) .......  $50,478,021    $132,319,799
Cash in bank on demand deposit .............................       46,327         140,089
Receivable for investment securities sold ..................      965,990       1,001,333
Receivable for fund shares sold ............................           --          54,056
Accrued interest receivable ................................      782,996       2,175,144
                                                              ------------   -------------
  Total assets .............................................   52,273,334     135,690,421
                                                              ------------   -------------

LIABILITIES:
Dividends payable to shareholders ..........................      180,028         573,650
Payable for investment securities purchased ................    2,424,349              --
Payable for fund shares redeemed ...........................        1,000         366,674
Accrued investment management fee ..........................       20,458          55,802
Accrued distribution and service fees ......................        9,820          25,014
                                                              ------------   -------------
  Total liabilities ........................................    2,635,655       1,021,140
                                                              ------------   -------------
  Net assets applicable to outstanding capital stock .......  $49,637,679    $134,669,281
                                                              ------------   -------------
                                                              ------------   -------------

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital ...............  $46,332,856    $127,081,604
Distributions in excess of net investment income ...........          (11)        (28,338)
Accumulated net realized gain on investments ...............      166,045         651,649
Unrealized appreciation of investments .....................    3,138,789       6,964,366
                                                              ------------   -------------

  Total - representing net assets applicable to outstanding
    capital stock ..........................................  $49,637,679    $134,669,281
                                                              ------------   -------------
                                                              ------------   -------------

  * Investments in securities, at identified cost ..........  $47,339,232    $125,355,433
                                                              ------------   -------------
                                                              ------------   -------------

NET ASSET VALUE AND OFFERING PRICE:
CLASS A (NOTE 1):
Net assets .................................................  $49,637,679    $125,658,567
Shares outstanding (authorized 10 billion and four billion
  shares, respectively, of $0.01 par value) ................    4,427,749      11,267,758
Net asset value ............................................  $     11.21    $      11.15
Maximum offering price per share (net asset value plus 2% of
  offering price) ..........................................  $     11.44    $      11.38
CLASS Y:
Net assets .................................................           --    $  9,010,714
Shares outstanding (authorized one billion shares of $0.01
  par value) ...............................................           --         808,499
Net asset value and offering price per share ...............           --    $      11.14

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                               8    1997 Annual Report - Tax-Exempt Income Funds

--------------------------------------------------------------------------------

                      STATEMENTS OF OPERATIONS For The Year Ended September 30, 1997
 ................................................................................

                                                                NATIONAL       MINNESOTA
                                                               TAX-EXEMPT     TAX-EXEMPT
                                                                  FUND           FUND
                                                              ------------   -------------
INCOME:
Interest ...................................................  $ 2,931,017    $  7,904,552
                                                              ------------   -------------

EXPENSES (NOTE 5):
Investment management fee ..................................      243,669         645,935
Distribution and service fees:
  CLASS A ..................................................      146,200         383,370
  CLASS Y ..................................................           --              --
Custodian and accounting fees ..............................       49,443         107,785
Transfer agent and dividend disbursing agent fees ..........       28,258          39,613
Registration fees ..........................................       21,539          23,175
Reports to shareholders ....................................       19,437          29,233
Directors' fees ............................................        7,968           7,968
Audit and legal fees .......................................       39,281          43,825
Other expenses .............................................       14,035          21,694
                                                              ------------   -------------
  Total expenses ...........................................      569,830       1,302,598
    Less Class A expenses waived by the distributor ........      (29,638)        (77,639)
                                                              ------------   -------------

  Net expenses before expenses paid indirectly .............      540,192       1,224,959
    Less expenses paid indirectly ..........................       (3,895)         (8,587)
                                                              ------------   -------------

  Total net expenses .......................................      536,297       1,216,372
                                                              ------------   -------------

  Net investment income ....................................    2,394,720       6,688,180
                                                              ------------   -------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Net realized gain on investments (note 3) ..................      192,273       1,170,417
Net change in unrealized appreciation or depreciation of
  investments ..............................................    1,642,454       2,526,783
                                                              ------------   -------------

  Net gain on investments ..................................    1,834,727       3,697,200
                                                              ------------   -------------

    Net increase in net assets resulting from operations ...  $ 4,229,447    $ 10,385,380
                                                              ------------   -------------
                                                              ------------   -------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                               9    1997 Annual Report - Tax-Exempt Income Funds

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                                        NATIONAL                        MINNESOTA
                                                                     TAX-EXEMPT FUND                 TAX-EXEMPT FUND
                                                              -----------------------------   -----------------------------
                                                               Year Ended      Year Ended      Year Ended      Year Ended
                                                                 9/30/97         9/30/96         9/30/97         9/30/96
                                                              -------------   -------------   -------------   -------------
OPERATIONS:
Net investment income ......................................   $ 2,394,720    $   2,665,025   $   6,688,180   $   7,116,241
Net realized gain on investments ...........................       192,273        1,251,613       1,170,417       1,622,750
Net change in unrealized appreciation or depreciation of
  investments ..............................................     1,642,454         (591,728)      2,526,783        (730,954)
                                                              -------------   -------------   -------------   -------------

  Net increase in net assets resulting from operations .....     4,229,447        3,324,910      10,385,380       8,008,037
                                                              -------------   -------------   -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS:
CLASS A:
  From net investment income ...............................    (2,385,860)      (2,646,973)     (6,587,533)     (7,047,814)
  From net realized gains ..................................       (82,981)              --        (602,174)             --
CLASS Y:
  From net investment income ...............................            --               --         (80,240)             --
  From net realized gains ..................................            --               --              --              --
                                                              -------------   -------------   -------------   -------------
    Total distributions ....................................    (2,468,841)      (2,646,973)     (7,269,947)     (7,047,814)
                                                              -------------   -------------   -------------   -------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):
CLASS A ....................................................     1,942,178      (11,803,695)     (3,145,424)     (9,140,546)
CLASS Y ....................................................            --               --       9,022,490              --
                                                              -------------   -------------   -------------   -------------
  Increase (decrease) in net assets from capital share
    transactions ...........................................     1,942,178      (11,803,695)      5,877,066      (9,140,546)
                                                              -------------   -------------   -------------   -------------
  Total increase (decrease) in net assets ..................     3,702,784      (11,125,758)      8,992,499      (8,180,323)

Net assets at beginning of period ..........................    45,934,895       57,060,653     125,676,782     133,857,105
                                                              -------------   -------------   -------------   -------------

Net assets at end of period ................................   $49,637,679    $  45,934,895   $ 134,669,281   $ 125,676,782
                                                              -------------   -------------   -------------   -------------
                                                              -------------   -------------   -------------   -------------

Distributions in excess of net investment income ...........   $       (11)   $      (8,860)  $     (28,338)  $     (20,407)
                                                              -------------   -------------   -------------   -------------
                                                              -------------   -------------   -------------   -------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                              10    1997 Annual Report - Tax-Exempt Income Funds

                      NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ................................
                      Piper Funds Inc. (the company) is registered under the Investment Company Act of 1940 (as amended) as a single, open-end management investment company. The company currently has 12 series, including National Tax-Exempt Fund, a diversified series, and Minnesota Tax-Exempt Fund, a non-diversified series (the funds). The company's articles of incorporation permit the board of directors to create additional series in the future.

                      Minnesota Tax-Exempt Fund commenced offering Class Y shares on August 1, 1997. All shares existing prior to that date were classified as Class A shares. Key features of each class are:

                      CLASS A:
                      - Subject to a front-end sales charge

                      - Subject to distribution and service fees

                      CLASS Y:
                      - Requires a minimum initial investment of $1 million

                      - No front-end or contingent deferred sales charges

                      - No distribution and service fees

                      The classes of shares of Minnesota Tax-Exempt Fund have the same rights and are identical in all respects except that each class bears different distribution expenses, has exclusive voting rights with respect to matters affecting that class and has different exchange privileges. National Tax-Exempt Fund has a single class of shares, which is shown as Class A in the financial statements.

                      National Tax-Exempt Fund invests primarily in investment-grade or comparable quality municipal bonds, notes and tax-free municipal leases issued by states, territories and possessions of the United States, the District of Columbia or their agencies, instrumentalities and political subdivisions. These may include municipal derivative securities.

                      Minnesota Tax-Exempt Fund invests primarily in investment-grade or comparable quality municipal bonds, notes and tax-free municipal leases issued by the state of Minnesota, its agencies, instrumentalities and political subdivisions, and certain securities of U.S. territorial possessions. These may include municipal derivative securities.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ................................
                      INVESTMENTS IN SECURITIES
                      Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not available, or if such quotations or valuations are believed to be inaccurate, unreliable or not reflective of market value, portfolio securities are valued according to procedures adopted by the funds' board of directors in good faith at "fair value", that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

                      The current market value of certain fixed income securities is provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more

--------------------------------------------------------------------------------
                              11    1997 Annual Report - Tax-Exempt Income Funds

--------------------------------------------------------------------------------
                      dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

                      Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

                      SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                      Delivery and payment for securities that have been purchased by the funds on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The funds segregate, with their custodian, assets with a market value equal to the amount of their purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the funds' net asset value if the funds make such purchases while remaining substantially fully invested. As of September 30, 1997, the funds had no outstanding when-issued or forward-commitments.

                      FEDERAL TAXES
                      Each fund is treated separately for federal income tax purposes. Each fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The funds also intend to distribute their taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                      Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of market discount amortization. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the funds.

                      On the statements of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments have been made as follows:

                                           NATIONAL      MINNESOTA
                                          TAX-EXEMPT    TAX-EXEMPT
                                             FUND          FUND
                                          -----------   -----------
Increase distributions in excess of net
  investment income ....................      $11         $28,338
Increase accumulated net realized gain
  on investments .......................      $11         $28,338

                      ALLOCATION OF INCOME, EXPENSES AND GAINS (LOSSES)
                      Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses for Minnesota Tax-Exempt Fund are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Class-specific expenses, which include distribution and service fees, are charged directly to such class.

--------------------------------------------------------------------------------
                              12    1997 Annual Report - Tax-Exempt Income Funds

--------------------------------------------------------------------------------

                      DISTRIBUTIONS TO SHAREHOLDERS
                      Distributions to shareholders from net investment income for National Tax-Exempt Fund are declared daily and paid monthly. Distributions to shareholders from net investment income for Minnesota Tax-Exempt Fund are declared separately for each class daily and paid monthly. Net realized gains distributions for the funds, if any, will be made at least annually. Distributions are payable in cash or reinvested in additional shares of the same class.

                      REPURCHASE AGREEMENTS
                      For repurchase agreements entered into with certain broker-dealers, the funds, along with other affiliated registered investment companies, may transfer uninvested cash balances to a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the funds' custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the funds in the event of a default.

                      USE OF ESTIMATES
                      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) INVESTMENT
    SECURITY
    TRANSACTIONS
 ................................
                      Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the year ended September 30, 1997, were as follows:

                                           NATIONAL     MINNESOTA
                                          TAX-EXEMPT   TAX-EXEMPT
                                             FUND         FUND
                                          -----------  -----------
Purchases ..............................  $13,808,159  $26,441,067
Proceeds from sales ....................  $13,198,988  $21,368,132

(4) CAPITAL SHARE
    TRANSACTIONS
 ................................
                      Capital share transactions for the funds were as follows:

                                                 YEAR ENDED                YEAR ENDED
                                             SEPTEMBER 30, 1997        SEPTEMBER 30, 1996
                                          ------------------------  ------------------------
                                            SHARES       AMOUNT       SHARES       AMOUNT
                                          ----------  ------------  ----------  ------------
NATIONAL TAX-EXEMPT FUND:
  Sales of fund shares .................   1,301,809  $ 14,202,955     449,319  $  4,822,153
  Issued for reinvested
    distributions ......................     144,321     1,580,581     243,960     2,646,937
  Redemptions of fund shares ...........  (1,265,996)  (13,841,358) (1,782,195)  (19,272,785)
                                          ----------  ------------  ----------  ------------
                                             180,134  $  1,942,178  (1,088,916) $(11,803,695)
                                          ----------  ------------  ----------  ------------
                                          ----------  ------------  ----------  ------------

--------------------------------------------------------------------------------
                              13    1997 Annual Report - Tax-Exempt Income Funds

--------------------------------------------------------------------------------

                                                 YEAR ENDED                YEAR ENDED
                                           SEPTEMBER 30, 1997(a)       SEPTEMBER 30, 1996
                                          ------------------------  ------------------------
                                            SHARES       AMOUNT       SHARES       AMOUNT
                                          ----------  ------------  ----------  ------------
MINNESOTA TAX-EXEMPT FUND:
CLASS A
  Sales of fund shares .................   2,314,387  $ 25,337,742     682,698  $  7,476,545
  Issued for reinvested
    distributions ......................     437,608     4,791,499     650,478     7,110,996
  Redemptions of fund shares ...........  (2,216,525)  (24,291,535) (2,173,520)  (23,728,087)
  Redemptions in exchange for Class Y
    shares .............................    (804,940)   (8,983,130)         --            --
                                          ----------  ------------  ----------  ------------
                                            (269,470) $ (3,145,424)   (840,344) $ (9,140,546)
                                          ----------  ------------  ----------  ------------
                                          ----------  ------------  ----------  ------------
CLASS Y
  Sales in exchange for Class A
    shares .............................     804,940     8,983,130          --            --
  Issued for reinvested
    distributions ......................       3,559        39,360          --            --
                                          ----------  ------------  ----------  ------------
                                             808,499  $  9,022,490          --  $         --
                                          ----------  ------------  ----------  ------------
                                          ----------  ------------  ----------  ------------

                      (a) REPRESENTS PERIOD FROM AUGUST 1 (COMMENCEMENT OF
                          OFFERING OF SHARES) TO SEPTEMBER 30, 1997, FOR CLASS
                          Y.

                      Sales charges received by Piper Jaffray Inc. (Piper Jaffray), the funds' distributor, for distributing the funds' shares for the year ended September 30, 1997, were as follows:

                                                                   MINNESOTA
                                                                TAX-EXEMPT FUND
                                              NATIONAL       ---------------------
                                          TAX-EXEMPT FUND     CLASS A     CLASS Y
                                          ----------------   ----------   --------
Front-end sales charges ................       $3,827           $19,072     $ --
Contingent deferred sales charges ......        4,268             5,501       --
                                             --------        ----------   --------
                                               $8,095           $24,573     $ --
                                             --------        ----------   --------
                                             --------        ----------   --------

(5) EXPENSES
 ................................
                      INVESTMENT MANAGEMENT FEE
                      The company has entered into an investment management agreement with Piper Capital Management Incorporated (Piper Capital) under which Piper Capital manages each fund's assets and furnishes related office facilities, equipment, research and personnel. The agreement requires each fund to pay Piper Capital a monthly fee based on average daily net assets. The fee for each fund is equal to an annual rate of 0.50% of the first $250 million in net assets, 0.45% of the next $250 million and 0.40% of net assets in excess of $500 million. For the year ended September 30, 1997, the effective management fee paid by the funds was 0.50% and 0.50% on an annual basis for National Tax-Exempt Fund and Minnesota Tax-Exempt Fund, respectively.

                      DISTRIBUTION AND SERVICE FEES
                      Each fund also pays Piper Jaffray fees accrued daily and paid quarterly for providing shareholder services and distribution-related services. The fees for each fund, which were being voluntarily limited for the year ended September 30, 1997, are stated below as a percent of average daily net assets.

                                                                MINNESOTA
                                                             TAX-EXEMPT FUND
                                             NATIONAL       ------------------
                                          TAX-EXEMPT FUND   CLASS A   CLASS Y
                                          ---------------   -------   --------
Distribution fee .......................        0.05%         0.05%      --
Service fee ............................        0.25%         0.25%      --
                                               -----        -------     ---
  Total distribution and service
    fees ...............................        0.30%         0.30%      --
                                               -----        -------     ---
                                               -----        -------     ---
  Total distribution and service fees
    after voluntary limitation .........        0.24%         0.24%      --
                                               -----        -------     ---
                                               -----        -------     ---

--------------------------------------------------------------------------------
                              14    1997 Annual Report - Tax-Exempt Income Funds

--------------------------------------------------------------------------------

                      SHAREHOLDER ACCOUNT SERVICING FEES
                      The company has also entered into shareholder account servicing agreements under which Piper Jaffray and Piper Trust Company (Piper Trust) perform various transfer and dividend disbursing agent services for accounts held at the respective company. The fees, which are paid monthly to Piper Jaffray and Piper Trust for providing these services, are equal to an annual rate of $7.50 per active shareholder account and $1.60 per closed account. For the year ended September 30, 1997, Piper Jaffray and Piper Trust received the following amounts in connection with the shareholder account servicing agreements:

                                              NATIONAL          MINNESOTA
                                          TAX-EXEMPT FUND    TAX-EXEMPT FUND
                                          ----------------   ----------------
Piper Jaffray ..........................       $11,758            $22,113
Piper Trust ............................            --                 --
                                          ----------------   ----------------
                                               $11,758            $22,113
                                          ----------------   ----------------
                                          ----------------   ----------------

                      OTHER FEES AND EXPENSES
                      In addition to the investment management, distribution and shareholder account servicing fees, each fund is responsible for paying most other operating expenses including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; taxes and other miscellaneous expenses.

                      Expenses paid indirectly represent a reduction of custodian fees for earnings on miscellaneous cash balances maintained by the funds.

--------------------------------------------------------------------------------
                              15    1997 Annual Report - Tax-Exempt Income Funds

--------------------------------------------------------------------------------

(6) FINANCIAL
    HIGHLIGHTS
 ................................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      NATIONAL TAX-EXEMPT FUND

                                                 Year Ended September 30,
                                          --------------------------------------
                                           1997    1996    1995    1994    1993
                                          ------  ------  ------  ------  ------
PER-SHARE DATA
Net asset value, beginning of period ...  $10.81  $10.69  $10.22  $11.76  $10.94
                                          ------  ------  ------  ------  ------
Operations:
  Net investment income ................    0.54    0.56    0.60    0.57    0.61
  Net realized and unrealized gains
    (losses) on investments ............    0.42    0.12    0.47   (1.21)   0.94
                                          ------  ------  ------  ------  ------
    Total from operations ..............    0.96    0.68    1.07   (0.64)   1.55
                                          ------  ------  ------  ------  ------
Distributions to shareholders:
  From net investment income ...........   (0.54)  (0.56)  (0.60)  (0.57)  (0.61)
  From net realized gains ..............   (0.02)     --      --   (0.33)  (0.12)
                                          ------  ------  ------  ------  ------
    Total distributions to
      shareholders .....................   (0.56)  (0.56)  (0.60)  (0.90)  (0.73)
                                          ------  ------  ------  ------  ------
Net asset value, end of period .........  $11.21  $10.81  $10.69  $10.22  $11.76
                                          ------  ------  ------  ------  ------
                                          ------  ------  ------  ------  ------
SELECTED INFORMATION
Total return (a) .......................    9.09%   6.42%  10.30%  (5.72)%  14.76%
Net assets at end of period (in
  millions) ............................  $   50  $   46  $   57  $   68  $   79
Ratio of expenses to average daily net
  assets ...............................    1.11%   1.03%   1.01%   0.93%   0.94%
Ratio of net investment income to
  average daily net assets .............    4.91%   5.15%   5.37%   5.25%   5.42%
Portfolio turnover rate (excluding
  short-term securities) ...............      28%     43%     28%     65%     43%
Ratios before waivers by the adviser and
  distributor:
  Ratio of expenses to average daily net
    assets before waivers .                 1.17%   1.13%   1.09%   1.03%   1.04%
  Ratio of net investment income to
    average daily net assets before
    waivers ............................    4.85%   5.05%   5.29%   5.15%   5.32%

(a) TOTAL RETURN ASSUMES REINVESTMENT OF DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.

--------------------------------------------------------------------------------
                              16    1997 Annual Report - Tax-Exempt Income Funds

--------------------------------------------------------------------------------

(6) FINANCIAL
    HIGHLIGHTS
 ................................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      MINNESOTA TAX-EXEMPT FUND

                                                         CLASS A
                                          --------------------------------------
                                                 Year Ended September 30,
                                          --------------------------------------
                                           1997    1996    1995    1994    1993
                                          ------  ------  ------  ------  ------
PER-SHARE DATA
Net asset value, beginning of period ...  $10.89  $10.81  $10.28  $11.43  $10.79
                                          ------  ------  ------  ------  ------
Operations:
  Net investment income ................    0.57    0.59    0.66    0.61    0.62
  Net realized and unrealized gains
    (losses) on investments ............    0.31    0.07    0.53   (0.95)   0.68
                                          ------  ------  ------  ------  ------
    Total from operations ..............    0.88    0.66    1.19   (0.34)   1.30
                                          ------  ------  ------  ------  ------
Distributions to shareholders:
  From net investment income ...........   (0.57)  (0.58)  (0.66)  (0.61)  (0.62)
  From net realized gains ..............   (0.05)     --      --   (0.20)  (0.04)
                                          ------  ------  ------  ------  ------
    Total distributions to
      shareholders .....................   (0.62)  (0.58)  (0.66)  (0.81)  (0.66)
                                          ------  ------  ------  ------  ------
Net asset value, end of period .........  $11.15  $10.89  $10.81  $10.28  $11.43
                                          ------  ------  ------  ------  ------
                                          ------  ------  ------  ------  ------
SELECTED INFORMATION
Total return (a) .......................    8.32%   6.24%  11.38%  (3.14)%  12.52%
Net assets at end of period (in
  millions) ............................  $  126  $  126  $  134  $  162  $  169
Ratio of expenses to average daily net
  assets ...............................    0.95%   0.90%   0.91%   0.89%   0.91%
Ratio of net investment income to
  average daily net assets .............    5.17%   5.38%   5.80%   5.61%   5.62%
Portfolio turnover rate (excluding
  short-term securities) ...............      17%     35%     30%     44%     29%
Ratios before waivers by the
  distributor:
  Ratio of expenses to average daily net
    assets before waivers .                 1.01%   0.99%   0.99%   0.99%   1.00%
  Ratio of net investment income to
    average daily net assets before
    waivers ............................    5.11%   5.29%   5.72%   5.51%   5.53%

                                                         CLASS Y
                                          --------------------------------------
                                                       Period Ended
                                                  September 30, 1997(b)
                                          --------------------------------------
PER-SHARE DATA
Net asset value, beginning of period ...                  $11.16
                                                        --------
Operations:
  Net investment income ................                    0.10
  Net realized and unrealized losses on
    investments ........................                   (0.02)
                                                        --------
    Total from operations ..............                    0.08
                                                        --------
Distributions to shareholders:
  From net investment income ...........                   (0.10)
                                                        --------
Net asset value, end of period .........                  $11.14
                                                        --------
                                                        --------
SELECTED INFORMATION
Total return (a) .......................                    0.72%
Net assets at end of period (in
  millions) ............................                  $    9
Ratio of expenses to average daily net
  assets ...............................                    0.75%(c)
Ratio of net investment income to
  average daily net assets .............                    5.73%(c)
Portfolio turnover rate (excluding
  short-term securities) ...............                      17%

(a) TOTAL RETURN ASSUMES REINVESTMENT OF DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
(b)  COMMENCEMENT OF OFFERING OF CLASS Y SHARES WAS AUGUST 1, 1997.
(c)  ANNUALIZED.

--------------------------------------------------------------------------------
                              17    1997 Annual Report - Tax-Exempt Income Funds

                           INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

NATIONAL TAX-EXEMPT FUND                                        September 30, 1997
 .......................................................................................

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

MUNICIPAL LONG-TERM SECURITIES (97.5%):
MUNICIPAL BONDS (90.4%):
  ALASKA (2.1%):
    State Housing Finance Corporation (Callable 6/1/07 at
      102), 5.90%, 12/1/19 ..............................  $ 1,000,000      $  1,020,200
                                                                            ------------

  COLORADO (2.2%):
    Montrose County Health Care Facilities (Callable
      11/1/02 at 102), 8.25%, 11/1/19 ...................    1,000,000         1,091,070
                                                                            ------------

  FLORIDA (0.7%):
    Clay County Industrial Development Revenue (Callable
      3/1/02 at 102), 6.40%, 3/1/11 .....................      300,000(c)        323,985
                                                                            ------------

  GEORGIA (2.4%):
    State General Obligation, 6.75%, 9/1/10 .............    1,000,000         1,191,420
                                                                            ------------

  ILLINOIS (8.6%):
    Education Facility Authority Revenue (Callable
      10/1/07 at 100), 5.88%, 10/1/17 ...................      500,000           514,470
    Development Financial Authority, 7.38%, 7/1/21 ......      500,000           574,295
    Board of Governors, State College and University
      (Callable 2/1/02 at 100), 7.55%-7.70%,
      2/1/16-2/1/22 .....................................      425,000           468,854
    Rock Island Nursing Home Revenue, 7.00%, 6/1/06 .....    1,100,000         1,160,093
    Rock Island Nursing Home Revenue (Callable 6/1/03 at
      102), 7.20%, 6/1/13 ...............................      400,000           424,552
    State Toll Highway Authority, 6.30%, 1/1/12 .........    1,000,000         1,115,020
                                                                            ------------
                                                                               4,257,284
                                                                            ------------

  INDIANA (8.5%):
    Municipal Power Agency, 6.00%, 1/1/11-1/1/12 ........    2,000,000         2,212,040
    Lake County Redevelopment Authority (MBIA) (Callable
      2/1/05 at 102), 6.50%, 2/1/16 .....................      800,000           895,024
    Hammond School Building Corporation (Callable 7/15/03
      at 102), 6.00%, 1/15/13 ...........................    1,000,000         1,094,460
                                                                            ------------
                                                                               4,201,524
                                                                            ------------

  IOWA (3.5%):
    Finance Authority - Private College Revenue, 6.50%,
      12/1/11 ...........................................    1,500,000         1,743,000
                                                                            ------------

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------

  MICHIGAN (9.0%):
    Lakeview Community Schools, 5.75%, 5/1/16 ...........  $ 1,000,000      $  1,041,820
    Romulus County Schools (FGIC) (Callable 5/1/06 at
      101), 5.13%, 5/1/17 ...............................    1,475,000         1,446,872
    Detroit Finance Authority (Callable 5/1/07 at 101.5),
      5.38%, 5/1/18 .....................................    2,000,000         1,969,320
                                                                            ------------
                                                                               4,458,012
                                                                            ------------

  MINNESOTA (12.4%):
    Fergus Falls Health Care Facility (Callable 11/1/04
      at 102), 7.00%, 11/1/19 ...........................      500,000           520,705
    Glencoe Hospital Revenue (Callable 8/1/04 at 102),
      6.75%, 4/1/16 .....................................      485,000           499,531
    Hopkins Multifamily Housing Revenue (Callable 4/1/07
      at 102), 6.25%, 4/1/15 ............................      500,000           524,690
    Roseville Housing Facility Revenue (Callable 10/1/03
      at 102), 7.13%, 10/1/13 ...........................    1,000,000         1,057,410
    St. Anthony Multifamily Revenue (Callable 5/20/06 at
      102), 6.25%, 11/20/25 .............................    1,000,000         1,037,680
    St. Paul Housing - Como Lake Project (Callable 3/1/99
      at 102), 7.50%, 3/1/26 ............................      500,000(d)        480,000
    Brooklyn Center Health Care Facility (Callable
      12/1/03 at 102), 7.60%, 12/1/18 ...................      400,000           427,812
    Maplewood Health Care Facility (Callable 10/1/04 at
      102), 7.50%, 10/1/24 ..............................      500,000           533,640
    Plymouth Health Care Facility (Callable 8/1/04 at
      102), 7.50%, 8/1/24 ...............................      500,000           524,215
    White Bear Lake Care Center (Callable 11/1/03 at
      102), 8.25%, 11/1/12 ..............................      500,000           555,715
                                                                            ------------
                                                                               6,161,398
                                                                            ------------

  MONTANA (0.5%):
    Sidney Nursing Home (Callable 6/1/00 at 102), 9.00%,
      6/1/11 ............................................      250,000           270,285
                                                                            ------------

  NEVADA (0.4%):
    Sparks Redevelopment Agency (Callable 3/1/98 at 102),
      8.10%, 3/1/07 .....................................      200,000           207,528
                                                                            ------------

  NEW MEXICO (7.1%):
    Mortgage Finance Authority, 6.20%-6.40%, 7/1/15 .....    3,350,000         3,540,716
                                                                            ------------

  NORTH DAKOTA (8.1%):
    Mercer County Pollution Control Revenue, 7.20%,
      6/30/13 ...........................................    3,300,000         4,037,616
                                                                            ------------

  SOUTH DAKOTA (2.1%):
    State Health and Education Facilities (MBIA)
      (Callable 7/1/06 at 102), 6.00%, 7/1/14 ...........    1,000,000         1,065,170
                                                                            ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                              18    1997 Annual Report - Tax-Exempt Income Funds

--------------------------------------------------------------------------------

NATIONAL TAX-EXEMPT FUND
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
  TEXAS (4.4%):
    Carrolton Independent School District (MBIA)
      (Callable 2/15/06 at 100), 5.70%, 2/15/17 .........  $ 1,000,000      $  1,021,280
    Fort Bend Independent School District (MBIA)
      (Callable 2/15/05 at 100), 5.00%, 2/15/14 .........      500,000           491,740
    Harts Bluff Independent School District, 8.60%-8.80%,
      11/15/98-11/15/00 .................................      100,000           100,551
    Austin Employment Commission, 8.10%-8.45%,
      8/1/01-8/1/08 .....................................      440,000           453,938
    Houston Employment Commission, 7.85%-8.05%,
      5/1/04-5/1/07 .....................................      135,000           136,712
                                                                            ------------
                                                                               2,204,221
                                                                            ------------

  UTAH (3.0%):
    Intermountain Power Agency, 6.50%, 7/1/11 ...........    1,000,000         1,161,910
    Carbon County Road Improvement Revenue (Callable
      8/01/99 at 100), 7.90%, 8/1/04 ....................      300,000           309,918
                                                                            ------------
                                                                               1,471,828
                                                                            ------------

  WASHINGTON (6.5%):
    Grant County Public Utilities District (MBIA)
      (Callable 1/1/06 at 101), 5.70%, 1/1/15 ...........    1,000,000         1,036,120
    Public Power Supply System, 7.13%, 7/1/16 ...........      600,000           718,644
    Public Power Supply System (MBIA) (Callable 7/1/07 at
      102), 5.13%, 7/1/16 ...............................    1,500,000         1,456,770
                                                                            ------------
                                                                               3,211,534
                                                                            ------------

  WEST VIRGINIA (2.4%):
    State General Obligation (Callable 11/01/16 at 102),
      6.50%, 11/1/26 ....................................    1,000,000         1,170,330
                                                                            ------------

  WISCONSIN (6.5%):
    Watertown Community Development Authority (Callable
      3/1/00 at 103), 8.50%, 3/1/19 .....................       95,000           101,027
    State Health Facilities Authority - Franciscan
      Hospital (Callable 11/15/05 at 102), 6.13%,
      11/15/15 ..........................................    2,000,000         2,113,400
    Dallas Nursing Home Revenue (Callable 5/1/03 at 102),
      6.25%, 5/1/19 .....................................    1,020,000         1,036,473
                                                                            ------------
                                                                               3,250,900
                                                                            ------------

      Total Municipal Bonds
        (cost: $42,230,056) .............................                     44,878,021
                                                                            ------------

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------

MUNICIPAL DERIVATIVE SECURITIES (7.1%):
  INVERSE FLOATER (7.1%):
    Illinois Health Facilities Authority, inverse floater
      (Callable 6/1/02 at 104), 9.42%, 6/19/15 ..........  $ 1,000,000(b)   $  1,182,500
    North Central Texas Health Facility, inverse floater,
      9.44%, 6/22/21 ....................................    1,000,000(b)      1,198,750
    Rochester, MN, Health Care Facility Authority,
      inverse floater, 7.98%, 11/15/15 ..................    1,000,000(b)      1,118,750
                                                                            ------------

      Total Municipal Derivative Securities
        (cost: $3,009,176)  .............................                      3,500,000
                                                                            ------------

      Total Municipal Long-Term Securities
        (cost: $45,239,232)  ............................                     48,378,021
                                                                            ------------

MUNICIPAL SHORT-TERM SECURITIES (4.2%):
  ILLINOIS (2.2%):
    Illinois Health Facilities Authority, VRDN, 3.85%,
      11/1/20 ...........................................    1,100,000(b)      1,100,000
                                                                            ------------

  INDIANA (2.0%):
    Indiana Hospital Equipment Finance Authority, VRDN,
      4.05%, 12/1/15 ....................................    1,000,000(b)      1,000,000
                                                                            ------------

      Total Municipal Short-Term Securities
        (cost: $2,100,000) ..............................                      2,100,000
                                                                            ------------

      Total Investments in Securities
        (cost: $47,339,232)(e) ..........................                   $ 50,478,021
                                                                            ------------
                                                                            ------------

NOTES TO INVESTMENTS IN SECURITIES:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(b)  PORTFOLIO ABBREVIATIONS AND DEFINITIONS:
         VRDN - VARIABLE RATE DEMAND NOTE. FLOATING OR VARIABLE RATE OBLIGATION
           MATURING IN MORE THAN ONE YEAR. THE INTEREST RATE, WHICH IS BASED ON SPECIFIC, OR AN INDEX OF, MARKET INTEREST RATES, IS SUBJECT TO CHANGE PERIODICALLY AND IS THE EFFECTIVE RATE ON SEPTEMBER 30, 1997. THIS INSTRUMENT MAY ALSO HAVE A DEMAND FEATURE WHICH ALLOWS THE RECOVERY OF PRINCIPAL AT ANY TIME, OR AT SPECIFIED INTERVALS NOT EXCEEDING ONE YEAR, ON UP TO 30 DAYS' NOTICE. MATURITY DATE SHOWN REPRESENTS FINAL MATURITY.
         INVERSE FLOATER - REPRESENTS SECURITIES THAT PAY INTEREST AT RATES THAT
           INCREASE (DECREASE) IN THE SAME MAGNITUDE AS, OR IN A MULTIPLE OF, A DECREASE (INCREASE) IN THE MARKET RATE PAID ON A RELATED, FLOATING RATE SECURITY. INTEREST RATES DISCLOSED ARE IN EFFECT ON SEPTEMBER 30, 1997.
(c) SECURITY PURCHASED AS PART OF A PRIVATE PLACEMENT WHICH HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 AND IS CONSIDERED TO BE ILLIQUID. ON SEPTEMBER 30, 1997, THE TOTAL MARKET VALUE OF THIS INVESTMENT WAS $323,985 OR 0.7% OF TOTAL NET ASSETS.
(d) CURRENTLY NON-INCOME PRODUCING AND CONSIDERED ILLIQUID BY THE ADVISER. ON SEPTEMBER 30, 1997, THE TOTAL MARKET VALUE OF THIS INVESTMENT WAS $480,000 OR 1.0% OF TOTAL NET ASSETS.
(e) ON SEPTEMBER 30, 1997, THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL INCOME TAX PURPOSES WAS $47,328,750. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $3,169,306
      GROSS UNREALIZED DEPRECIATION ......     (20,035)
                                            ----------
        NET UNREALIZED APPRECIATION ......  $3,149,271
                                            ----------
                                            ----------

--------------------------------------------------------------------------------
                              19    1997 Annual Report - Tax-Exempt Income Funds

                           INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

MINNESOTA TAX-EXEMPT FUND                                       September 30, 1997
 .......................................................................................

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

MUNICIPAL LONG-TERM SECURITIES (98.3%):
MUNICIPAL BONDS (91.5%):
  EDUCATION REVENUE (10.2%):
    Higher Education Facility - St. John's University
      (Callable 10/01/07 at 100), 5.35%, 10/1/17 ........  $ 1,000,000      $    995,140
    Higher Education Facility - University of St. Thomas
      (Callable 4/1/07 at 100), 5.35%, 4/1/17 ...........      500,000           500,000
    Higher Education Facility - University of St. Thomas
      (Callable 10/1/06 at 100), 5.40%, 10/1/11 .........    1,000,000         1,019,990
    Higher Education Facility - University of St. Thomas
      (Callable 4/1/07 at 100), 5.38%, 4/1/12 ...........      500,000           503,140
    Higher Education Facility,
      Carleton College, 5.25%-5.40%, 11/1/11-11/1/15 ....    2,000,000         2,017,520
    Higher Education Facility - Carleton College
      (Callable 5/1/06 at 100), 5.75%, 11/1/12 ..........    1,050,000         1,092,483
    Higher Education Facility - St. Benedict College
      (Callable 3/1/04 at 100), 6.20%-6.38%,
      3/1/14-3/1/20 .....................................    1,400,000         1,462,824
    Higher Education Facility - University of St. Thomas
      (Callable 10/1/06 at 100), 5.63%,
      10/1/16-10/1/21 ...................................    2,000,000         2,029,610
    Higher Education Facility - Vermillion Community
      College, 6.00%, 1/1/13 ............................      860,000           898,279
    Maplewood - Mounds Park Academy Project (Callable
      9/1/03 at 102), 7.00%, 9/1/23 .....................    1,500,000         1,594,335
    State Higher Education - Augsburg College (Callable
      5/1/06 at 102), 6.25%, 5/1/23 .....................    1,500,000         1,585,575
                                                                            ------------
                                                                              13,698,896
                                                                            ------------
  ELECTRIC REVENUE (3.4%):
    Southern Municipal Power Agency, 5.00%, 1/1/12 ......    1,000,000           985,900
    Southern Municipal Power Agency (MBIA) (escrowed to
      maturity), 5.75%, 1/1/18                                 850,000           875,891
    Western Minnesota Municipal Power Agency (AMBAC)
      (Callable 1/1/06 at 102), 5.40%-5.50%,
      1/1/09-1/1/12 .                                        2,000,000         2,080,690
    Western Municipal Power Agency
      (MBIA) (escrowed to maturity),
      9.75%, 1/1/16 .....................................      410,000           604,000
                                                                            ------------
                                                                               4,546,481
                                                                            ------------
  GENERAL OBLIGATIONS (36.8%):
    Big Lake Independent School District #727 (Callable
      2/1/07 at 100), 5.60%, 2/1/15 .....................    1,000,000         1,034,290
    Burnsville Independent School District (Callable
      2/1/06 at 100), 4.88%-5.13%, 2/1/13-2/1/17 ........    3,450,000         3,381,322
    Chaska Independent School District (Callable 2/1/06
      at 100), 5.88%-6.00%, 2/1/11-2/1/16 ...............  $ 9,690,000      $ 10,218,392

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
    Columbia Heights Independent School District
      (Callable 2/1/07 at 100), 5.25%, 2/1/15 ...........    1,000,000         1,005,060
    Eden Prairie Independent School District (Callable
      2/1/08 at 100), 5.10%, 2/1/11-2/1/12 ..............    1,650,000         1,668,741
    Hawley Independent School District (FHA) (Callable
      2/1/06 at 100), 5.75%, 2/1/14 .....................    1,500,000         1,574,775
    Long Prairie Independent School District (Callable
      4/1/05 at 100), 5.00%, 4/1/12-4/1/14 ..............    1,500,000         1,493,650
    Mahtomedi Independent School District (MBIA)
      (Callable 2/1/05 at 100), 5.75%, 2/1/17 ...........    1,000,000         1,031,270
    Milaca Independent School District (Callable 2/1/04
      at 100), 5.45%, 2/1/16 ............................    1,735,000         1,765,519
    Minneapolis and St. Paul Metropolitan Council
      (Callable 6/1/05 at 100), 5.60%, 6/1/15 ...........    2,400,000         2,479,512
    Minneapolis General Obligation (Callable 9/1/05 at
      100), 5.20%, 3/1/13 ...............................      400,000           403,340
    Minneapolis Sports Arena Project (Callable 4/1/08 at
      100), 5.10%-5.13%, 4/1/13-10/1/20 .................    2,250,000         2,241,590
    North Branch Independent School District (FGIC)
      (Callable 2/1/05 at 100), 5.60%, 2/1/13 ...........    1,500,000         1,550,685
    North St. Paul Independent School District, 5.00%,
      2/1/15 ............................................    2,925,000         2,881,476
    North St. Paul Maplewood Independent School District
      (Callable 5/1/06 at 100), 5.85%, 5/1/17 ...........      500,000           520,845
    Prior Lake Independent School District (FGIC)
      (Callable 2/1/06 at 100), 5.25%, 2/1/15 ...........    2,335,000         2,341,071
    Richfield School District (FGIC) (Callable 2/1/03 at
      100), 5.35%, 2/1/15 ...............................    4,730,000         4,719,026
    Rochester Independent School District (Callable
      2/1/06 at 100), 5.25%, 2/1/14 .....................    1,000,000         1,011,360
    South Washington Independent School District
      (Callable 6/1/05 at 100), 5.85%, 6/1/15 ...........      500,000           519,660
    St. Paul Independent School District (Callable 2/1/05
      at 100), 5.25%, 2/1/15 ............................    1,000,000           996,540
    State General Obligation, 5.00%, 11/1/01 ............    1,000,000         1,031,990
    State General Obligation (Callable 11/1/06 at 100),
      5.25%, 11/1/13 ....................................    1,500,000         1,519,395
    Wayzata Independent School District (FSA) (Callable
      2/1/05 at 100), 5.95%-6.00%, 2/1/13-2/1/16 ........    3,000,000         3,160,910

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                              20    1997 Annual Report - Tax-Exempt Income Funds

--------------------------------------------------------------------------------

MINNESOTA TAX-EXEMPT FUND
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
    Wayzata Minnesota Independent School District
      (Callable 2/1/07 at 100), 5.50%, 2/1/17 ...........  $ 1,000,000      $  1,013,030
                                                                            ------------
                                                                              49,563,449
                                                                            ------------
  HEALTH SERVICE/HMO (0.3%):
    Duluth Clinic Health Care Facilities (AMBAC)
      (Callable 11/1/02 at 102), 6.30%, 11/1/22 .........      145,000           157,600
    Minneapolis and St. Paul, Health One Obligated Group
      (FSA) (Callable 8/15/05 at 102), 5.60%, 8/15/12 ...      250,000           258,802
                                                                            ------------
                                                                                 416,402
                                                                            ------------
  HOSPITAL REVENUE (12.2%):
    Chisago City Health Facility - Pleasant Heights
      (Callable 7/1/05 at 102), 7.30%, 7/1/25 ...........      400,000           415,736
    Fairview Hospital Revenue (MBIA) (Callable 11/15/07
      at 102), 5.50%, 11/15/17 ..........................    1,000,000         1,006,090
    Fairview Hospital Revenue (MBIA) (Callable 11/15/07
      at 102), 5.50%, 11/15/11 ..........................      500,000           516,515
    Glencoe Hospital Revenue (Callable 8/1/04 at 102),
      6.75%, 4/1/16 .....................................    1,100,000         1,132,956
    New Prague Hospital Revenue (Callable 12/1/06 at
      100), 6.50%, 6/1/12 ...............................      500,000           515,000
    Northern Itasca Hospital Revenue (Callable 1/1/00 at
      100), 7.50%-8.00%, 7/1/03-7/1/11 ..................      830,000           860,946
    Northfield Hospital Revenue (Callable 12/1/01 at
      100), 7.00%, 12/1/05-12/1/08 ......................    1,690,000         1,789,507
    Rochester, Health Care Facility, 5.80%, 11/15/07 ....    1,000,000         1,101,310
    Roseau Hospital District Revenue (Callable 10/1/01 at
      100), 7.20%, 10/1/11-10/1/13 ......................      730,000           767,899
    South St. Paul, Healtheast Hospital (Callable 11/1/04
      at 102), 6.75%, 11/1/09 ...........................    2,000,000         2,152,740
    St. Cloud Hospital Facility Revenue (AMBAC) (Callable
      7/1/06 at 101), 5.00%, 7/1/12-7/1/15 ..............    5,000,000         4,866,170
    Worthington Hospital Revenue (Callable 12/1/02 at
      100), 6.50%, 12/1/10-12/1/12 ......................    1,230,000         1,270,529
                                                                            ------------
                                                                              16,395,398
                                                                            ------------
  HOUSING REVENUE (13.4%):
    Austin Housing - Courtyard Project (Callable 1/1/06
      at 102), 7.25%, 1/1/26 ............................      500,000           509,690
    Coon Rapids, Multifamily Development - Woodland Apts.
      (FHA) (Callable 12/1/03 at 100), 5.63%, 12/1/09 ...      965,000           979,726
    Coon Rapids, Multifamily Housing Revenue (Callable
      11/1/07 at 102), 6.25%, 5/1/18 ....................      500,000           502,215
    Dakota County Housing and Redevelopment (Callable
      9/1/98 at 103), 8.10%, 9/1/12 .....................  $   545,000      $    569,759

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
    Fairmount Housing - Maplewood Project (Callable
      7/1/02 at 102), 8.50%, 7/1/15 .....................      900,000           974,160
    Hopkins Multifamily Housing Revenue (Callable 4/1/07
      at 102), 6.25%, 4/1/15 ............................      500,000           524,690
    Maplewood - Hazel Ridge Project (Callable 12/1/97 at
      103), 8.50%-9.25%, 12/1/97-12/1/00 ................      665,000           681,536
    Minneapolis Community Development Agency (Callable
      6/1/98 at 102), 8.25%, 6/1/02 .....................      350,000           366,048
    Minneapolis Housing and Urban Development (Callable
      2/1/01 at 102), 7.88%-8.25%, 2/1/06-2/1/18 .           2,810,000         2,913,449
    Minneapolis Housing Revenue - Seward Towers (Callable
      12/20/00 at 102), 7.38%, 12/20/30 .................    1,370,000         1,447,748
    Minneapolis Housing - Churchill Apartments (Callable
      10/1/01 at 102), 7.05%, 10/1/22 ...................      750,000           800,123
    Minnetonka Housing Revenue (Callable 12/1/99 at 103),
      7.50%, 12/1/27 ....................................      500,000           518,425
    Roseville Housing Facility Revenue (Callable 10/1/03
      at 102), 7.13%, 10/1/13 ...........................    2,000,000         2,114,820
    St. Anthony Multifamily Revenue (Callable 5/20/06 at
      102), 6.25%, 11/20/25 .............................    1,500,000         1,556,520
    St. Cloud Northway Housing Project (Callable 12/1/00
      at 102), 7.50%, 12/1/18 ...........................      500,000           526,920
    St. Louis Park, Multifamily Housing Project (Callable
      12/1/05 at 102), 6.25%, 12/1/28 ...................      500,000           517,440
    St. Paul Housing - Como Lake Project (Callable 3/1/99
      at 102), 7.50%, 3/1/26 ............................    1,500,000(d)      1,440,000
    St. Paul Multifamily, Peoples Inc., 8.00%,
      12/1/97-12/1/08 ...................................      350,000           351,207
    State Housing and Finance Agency (Callable 2/1/02 at
      102), 7.05%, 8/1/27 ...............................      500,000           528,845
    State Housing and Finance Agency (Callable 7/1/00 at
      102), 7.65%, 7/1/08 ...............................      295,000           311,163
                                                                            ------------
                                                                              18,134,484
                                                                            ------------
  IDR - MISCELLANEOUS PROJECTS (0.6%):
    Duluth Economic Development Revenue, 8.00%,
      2/1/09 ............................................      325,000           383,165
    Shakopee Industrial Development, 6.05%-6.75%,
      12/1/97-12/1/00 ...................................       85,000(c)         87,972
    Shakopee Industrial Development (Callable 12/1/00 at
      101), 7.00%-7.50%, 6/1/01-12/1/08 .................      290,000(c)        308,711
                                                                            ------------
                                                                                 779,848
                                                                            ------------
  LEASING REVENUE (5.3%):
    Hastings Housing and Redevelopment Authority
      (Callable 2/1/03 at 100), 6.50%, 2/1/14 ...........  $ 1,000,000      $  1,039,520
    Hennepin County Certificates of Participation
      (Callable 11/15/01 at

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                              21    1997 Annual Report - Tax-Exempt Income Funds

--------------------------------------------------------------------------------

MINNESOTA TAX-EXEMPT FUND
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
      100), 6.65%-6.80%, 11/15/08-5/15/17                    3,625,000         3,946,726
    Little Canada Community Development, 7.10%,
      4/1/13 ............................................    1,775,000         1,843,178
    Melrose City Center Project (Callable 2/1/99 at 101),
      7.80%-8.00%, 2/1/02-8/1/04 ........................      270,000           281,871
                                                                            ------------
                                                                               7,111,295
                                                                            ------------
  NURSING HOME REVENUE (8.2%):
    Brooklyn Center Health Care Facility (Callable
      12/1/03 at 102), 7.60%, 12/1/18 ...................      900,000           962,577
    Coon Rapids Medical Clinic, 6.00%, 5/1/03 ...........      905,000           944,965
    Fergus Falls Health Care Facility (Callable 11/1/04
      at 102), 7.00%, 11/1/19 ...........................    1,000,000         1,041,410
    Glencoe Health Care System (Prerefunded to 12/1/00 at
      100), 8.50%, 12/1/15 ..............................      575,000           647,059
    Litchfield Health Care (Callable 8/1/01 at 102),
      8.75%, 8/1/20 .....................................      500,000           550,800
    Little Canada Presbyterian Home (Callable 7/1/01 at
      102), 7.00%, 7/1/07 ...............................      700,000           724,171
    Maplewood Health Care Facility (Callable 10/1/04 at
      102), 7.50%, 10/1/24 ..............................    1,000,000         1,067,280
    Minneapolis, Careview Home Inc. (Callable 5/1/01 at
      100), 8.00%, 5/1/21 ...............................      250,000           263,138
    Plymouth Health Care Facility (Callable 8/1/04 at
      102), 7.50%, 8/1/14-8/1/24 ........................    1,100,000         1,184,733
    Red Wing Elderly Housing - River Region (Callable
      9/1/03 at 102), 6.40%, 9/1/12 .....................    1,000,000         1,052,510
    Rushford Good Shepard Nursing Home (Callable 11/1/98
      at 100), 9.00%, 11/1/06 ...........................      200,000           200,540
    Springfield Nursing Home (Callable 11/1/99 at 103),
      8.50%, 11/1/19 ....................................      250,000           268,935
    White Bear Lake Care Center (Callable 11/1/03 at
      102), 8.25%, 11/1/12 ..............................    1,000,000         1,111,430
    White Bear Lake Multifamily Revenue (Callable 2/1/07
      at 102), 6.00%, 8/1/20 ............................    1,020,000         1,050,355
                                                                            ------------
                                                                              11,069,903
                                                                            ------------
  OTHER REVENUE (1.1%):
    Moorhead Golf Course Revenue (Callable 12/1/01 at
      100), 7.75%, 12/1/15 ..............................  $ 1,165,000      $  1,238,290
    Olmsted County Hiawatha Children's Home (Callable
      7/1/03 at 102),

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
      6.50%, 7/1/16 .....................................      205,000           211,628
                                                                            ------------
                                                                               1,449,918
                                                                            ------------

      Total Municipal Bonds
        (cost: $117,515,029)  ...........................                    123,166,074
                                                                            ------------

MUNICIPAL DERIVATIVE SECURITIES (6.8%):
  INVERSE FLOATER (6.8%):
    Osseo Independent School District, inverse floater,
      7.25%, 2/1/14 .....................................    3,195,000(b)      3,370,725
    St. Cloud General Obligation, inverse floater
      (Callable 2/1/02 at 100), 8.60%, 8/1/13 ...........    5,200,000(b)      5,733,000
                                                                            ------------

      Total Municipal Derivative Securities
        (cost: $7,790,404)  .............................                      9,103,725
                                                                            ------------

      Total Municipal Long-Term Securities
        (cost: $125,305,433)  ...........................                    132,269,799
                                                                            ------------
MUNICIPAL SHORT-TERM SECURITIES (0.0%):
    Bloomington Port Authority, VRDN, 4.15%, 2/1/13
      (cost: $50,000) ...................................       50,000(b)         50,000
                                                                            ------------

      Total Investments in Securities
        (cost: $125,355,433) (e)  .......................                   $132,319,799
                                                                            ------------
                                                                            ------------

NOTES TO INVESTMENTS IN SECURITIES:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(b)  PORTFOLIO ABBREVIATIONS AND DEFINITIONS:
         VRDN - VARIABLE RATE DEMAND NOTE. FLOATING OR VARIABLE RATE OBLIGATION
           MATURING IN MORE THAN ONE YEAR. THE INTEREST RATE, WHICH IS BASED ON SPECIFIC, OR AN INDEX OF, MARKET INTEREST RATES, IS SUBJECT TO CHANGE PERIODICALLY AND IS THE EFFECTIVE RATE ON SEPTEMBER 30, 1997. THIS INSTRUMENT MAY ALSO HAVE A DEMAND FEATURE WHICH ALLOWS THE RECOVERY OF PRINCIPAL AT ANY TIME, OR AT SPECIFIED INTERVALS NOT EXCEEDING ONE YEAR, ON UP TO 30 DAYS' NOTICE. MATURITY DATE SHOWN REPRESENTS FINAL MATURITY.
         INVERSE FLOATER - REPRESENTS SECURITIES THAT PAY INTEREST AT RATES THAT
           INCREASE (DECREASE) IN THE SAME MAGNITUDE AS, OR IN A MULTIPLE OF, A DECREASE (INCREASE) IN THE MARKET RATE PAID ON A RELATED, FLOATING RATE SECURITY. INTEREST RATES DISCLOSED ARE IN EFFECT ON SEPTEMBER 30, 1997.
(c) SECURITY PURCHASED AS PART OF A PRIVATE PLACEMENT WHICH HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 AND IS CONSIDERED TO BE ILLIQUID. ON SEPTEMBER 30, 1997, THE TOTAL MARKET VALUE OF THESE INVESTMENTS WAS $396,683 OR 0.3% OF TOTAL NET ASSETS.
(d) CURRENTLY NON-INCOME PRODUCING AND CONSIDERED ILLIQUID BY THE ADVISER. ON SEPTEMBER 30, 1997, THE TOTAL MARKET VALUE OF THIS INVESTMENT WAS $1,440,000 OR 1.1% OF TOTAL NET ASSETS.
(e) ON SEPTEMBER 30, 1997, THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL INCOME TAX PURPOSES WAS $125,259,080. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $  7,120,719
      GROSS UNREALIZED DEPRECIATION ......       (60,000)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $  7,060,719
                                            ------------
                                            ------------

--------------------------------------------------------------------------------
                              22    1997 Annual Report - Tax-Exempt Income Funds

                      INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

                      THE BOARD OF DIRECTORS AND SHAREHOLDERS
                      PIPER FUNDS INC.:

                      We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of National Tax-Exempt Fund and Minnesota Tax-Exempt Fund (funds within Piper Funds Inc.) as of September 30, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended September 30, 1997, and the financial highlights for each of the years in the five-year period ended September 30, 1997. These financial statements and the financial highlights are the responsibility of the funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

                      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers and, where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                      In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of National Tax-Exempt Fund and Minnesota Tax-Exempt Fund at September 30, 1997, and the results of their operations, the changes in their net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                      KPMG Peat Marwick LLP
                      Minneapolis, Minnesota
                      November 7, 1997

--------------------------------------------------------------------------------
                              23    1997 Annual Report - Tax-Exempt Income Funds

                      FEDERAL INCOME TAX INFORMATION
--------------------------------------------------------------------------------

                      The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Exempt-interest dividends are exempt from federal income tax and should not be included in your gross income, but need to be reported on your income tax return for informational purposes. Please consult a tax adviser on how to report these distributions at the state and local levels.

                      INCOME DISTRIBUTIONS
                      99.94% AND 99.56% QUALIFYING AS EXEMPT-INTEREST DIVIDENDS, RESPECTIVELY

                                           NATIONAL        MINNESOTA
                                          TAX-EXEMPT    TAX-EXEMPT FUND
PAYABLE DATE                                 FUND           CLASS A          CLASS Y
----------------------------------------  -----------   ----------------   -----------
October 1, 1996 ........................    $0.0484          $0.0492       $        --
November 1, 1996 .......................     0.0466           0.0481                --
December 2, 1996 .......................     0.0463           0.0484                --
January 2, 1997 ........................     0.0439           0.0468                --
February 3, 1997 .......................     0.0440           0.0475                --
March 3, 1997 ..........................     0.0448           0.0479                --
April 1, 1997 ..........................     0.0445           0.0472                --
May 1, 1997 ............................     0.0456           0.0480                --
June 2, 1997 ...........................     0.0449           0.0454                --
July 1, 1997 ...........................     0.0455           0.0470                --
August 1, 1997 .........................     0.0454           0.0462                --
September 2, 1997 ......................     0.0453           0.0469            0.0489
                                          -----------   ----------------   -----------
  Total ................................    $0.5452          $0.5686       $    0.0489
                                          -----------   ----------------   -----------
                                          -----------   ----------------   -----------

                      LONG-TERM GAINS (TAXABLE AS CAPITAL GAINS DISTRIBUTIONS)

                                                              MINNESOTA
                                           NATIONAL        TAX-EXEMPT FUND
                                          TAX-EXEMPT    ---------------------
PAYABLE DATE                                 FUND        CLASS A     CLASS Y
----------------------------------------  -----------   ---------   ---------
October 22, 1996 .......................    $0.0197     $  0.0480   $      --
November 26, 1996 ......................         --        0.0045          --
                                          -----------   ---------   ---------
  Total ................................    $0.0197     $  0.0525   $      --
                                          -----------   ---------   ---------
                                          -----------   ---------   ---------

--------------------------------------------------------------------------------
                              24    1997 Annual Report - Tax-Exempt Income Funds

                       THIS PAGE WAS INTENTIONALLY LEFT BLANK.


--------------------------------------------------------------------------------

                                25  1997 Annual Report - Tax-Exempt Income Funds

                       THIS PAGE WAS INTENTIONALLY LEFT BLANK.


--------------------------------------------------------------------------------

                                26  1997 Annual Report - Tax-Exempt Income Funds

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

As a Shareholder in Piper Funds, you have access to a full range of services and benefits.

Check your prospectus for details about services and any limitations that might apply to your fund.

LOW MINIMUM INVESTMENTS

You may become a shareholder in Piper Funds class A shares or class B shares with an initial investment of $250 or more. Class Y shares have a minimum initial investment of $1 million. Add to your existing investment with any amount, at any time.

AUTOMATIC MONTHLY INVESTMENT PROGRAMS

To purchase shares as part of a savings discipline, you may automatically transfer $100 or more each month to any Piper fund from your bank, savings and loan or other financial institution. Or, transfer $25 or more per month from any of the Piper money market funds.*

RECEIVING DIVIDENDS AND OTHER DISTRIBUTIONS

Dividend and capital gains distributions may be reinvested in additional shares of the fund you own, invested in shares of a different Piper fund offered in your state, or distributed in cash. Any reinvestments must be in the same class of shares.

REDUCING THE CLASS A FRONT-END SALES CHARGE

You may reduce, or even eliminate, the class A front-end sales charge if: your initial investment exceeds a specified amount, your investment combined with the value of your existing Piper Funds investments (or a related account's investments) exceeds a specified amount or if your investments combined during a 13-month period exceed a specified amount. See your prospectus for details.

CONFIRMATION OF TRANSACTIONS

You receive a confirmation statement following every transaction, except in the money market funds. All transactions are reflected on your account statement.

EXCHANGING SHARES

If your investment goals or your financial needs change, you may move from one Piper fund to the same class of another Piper fund, if the shares of that fund are legally available in your state. There is no fee to exchange shares.

Exchanges are generally made based on the net asset value per share of each fund at the time of the exchange. However, if your new fund has a higher sales charge, you must pay the difference.

TAKING SYSTEMATIC WITHDRAWALS

If your account has a value of $5,000 or more, you may make automatic withdrawals from your account. You may withdraw $100 or more monthly, quarterly, or semiannually by authorizing the sale of the appropriate number of shares on a periodic basis.

REINVESTING AFTER A SALE

If you sell class A shares, you may reinvest in class A shares of that fund or another Piper fund within 30 days without a sales charge. If you sell class B shares (or other shares subject to a CDSC) and elect to reinvest within 30 days, that charge will be credited to your account and the reinvested shares will continue to be subject to the CDSC.

ACCOUNT STATEMENTS

Whenever you add to or withdraw from your account, you will receive a monthly statement from Piper Jaffray. Accounts with no activity receive a quarterly statement instead. Periodic dividend and capital gains distributions, if any, also appear on your statement.

* An investment in a Piper money market fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the fund will be able to maintain a stable net asset value of $1 per share.

--------------------------------------------------------------------------------

                                27  1997 Annual Report - Tax-Exempt Income Funds

GLOSSARY OF TERMS***
--------------------------------------------------------------------------------

BENCHMARK

A benchmark is an established basis of comparison for an investment's performance. A benchmark may be an unmanaged market index or a group of similar investments.

CALL PROTECTION

Call protection is the length of time during which a security cannot be redeemed by the issuer. For bonds, long call protection allows a security to maintain its income stream for a longer period of time by keeping issuers from refinancing their bonds during times of falling interest rates. At the same time, long call protection leaves more opportunity for a bond's price to increase in times of decreasing interest rates.

EFFECTIVE DURATION

Effective duration estimates how much the value of a security is expected to change with a given change in interest rates. Longer effective durations indicate more sensitivity to changes in interest rates. For example, if interest rates were to increase by 1%, the market value of a bond with an effective duration of five years would decrease by about 5%, with all other factors being constant. It is important to remember that effective duration is based on certain assumptions and has several limitations. It is most effective as a measure when interest rate changes are small, rapid and occur equally across all points of the yield curve. In addition, effective duration is difficult to calculate precisely, especially in the case of a bond that is callable prior to maturity, and can be greatly affected by interest rate changes.

*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

--------------------------------------------------------------------------------

                                28  1997 Annual Report - Tax-Exempt Income Funds

DIRECTORS
--------------------------------------------------------------------------------
DAVID T. BENNETT, Chairman, Highland Homes, Inc., USL Products, Inc., Kiefer Built, Inc., of Counsel, Gray, Plant, Mooty, Mooty & Bennett, P.A.

JAYE F. DYER, President, Dyer Management Company

WILLIAM H. ELLIS, Retired President, Piper Jaffray Companies Inc., Piper Capital Management Incorporated

KAROL D. EMMERICH, President, The Paraclete Group

LUELLA G. GOLDBERG, Director, TCF Financial, ReliaStar Financial Corp., Hormel Foods Corp.

DAVID A. HUGHEY, Retired Executive Vice President and Chief Administrative Officer of Dean Witter InterCapital Inc. and Dean Witter Trust Co.

GEORGE LATIMER, Chief Executive Officer, National Equity Funds


OFFICERS
--------------------------------------------------------------------------------
WILLIAM H. ELLIS, Chairman of the Board

PAUL A. DOW, President

ROBERT H. NELSON, Vice President and Treasurer

SUSAN SHARP MILEY, Secretary


INVESTMENT ADVISOR
--------------------------------------------------------------------------------
PIPER CAPITAL MANAGEMENT INCORPORATED
222 South Ninth Street, Minneapolis, MN  55402-3804


TRANSFER AND DIVIDEND DISBURSING AGENTS
--------------------------------------------------------------------------------
INVESTORS FIDUCIARY TRUST COMPANY
1004 Baltimore, Kansas City, MO  64105-1614

PIPER JAFFRAY INC.
222 South Ninth Street, Minneapolis, MN 55402-3804

PIPER TRUST COMPANY
222 South Ninth Street, Minneapolis, MN 55402-3804


CUSTODIAN AND ACCOUNTING AGENT
--------------------------------------------------------------------------------
INVESTORS FIDUCIARY TRUST COMPANY
801 Pennsylvania, Kansas City, MO  64105-1307


INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
KPMG PEAT MARWICK LLP
4200 Norwest Center, Minneapolis, MN  55402


LEGAL COUNSEL
--------------------------------------------------------------------------------
DORSEY & WHITNEY LLP
220 South Sixth Street, Minneapolis, MN  55402



FOR MORE INFORMATION


By Phone [GRAPHIC]

800 866-7778


FOR GENERAL INFORMATION
press 5, our Mutual Fund Services representatives are ready to answer your questions.


TO ORDER LITERATURE
press 5, ask a service representative to mail you additional literature, including a Quarterly Update. You can also request to be put on a mailing list to receive this information automatically each quarter.

By Mail [GRAPHIC]

Piper Capital Management
Attn: Mutual Fund Services
222 South Ninth Street
Minneapolis, MN 55402-3804


In an effort to reduce costs to our shareholders, we have implemented a process to reduce duplicate mailings of the funds' shareholder reports. This householding process should allow us to mail one report to each address where one or more registered shareholders with the same last name reside. If you would like to have additional reports mailed to your address, please call our Mutual Fund Services area at 800 866-7778, or mail a request to us.

On-Line  [GRAPHIC]

http://www.piperjaffray.com/

TAX-EXEMPT INCOME FUNDS


INTERNATIONAL GROWTH FUNDS
-------------------------------------------------------------------------------
Emerging Markets Growth Fund
Pacific-European Growth Fund


U.S. GROWTH FUNDS
-------------------------------------------------------------------------------
Small Company Growth Fund
Emerging Growth Fund
Growth Fund


GROWTH AND INCOME FUNDS
-------------------------------------------------------------------------------
Growth and Income Fund
Balanced Fund


INCOME FUNDS
-------------------------------------------------------------------------------
Government Income Fund
Intermediate Bond Fund
Adjustable Rate Mortgage Securities Fund


TAX-EXEMPT INCOME FUNDS
-------------------------------------------------------------------------------
National Tax-Exempt Fund
Minnesota Tax-Exempt Fund


To counteract the impact of taxes on total investment return, many investors find a tax-exempt fund often provides more spendable income.

CASH MANAGEMENT FUNDS*
-------------------------------------------------------------------------------
Money Market Fund
U.S. Government Money Market Fund
Tax-Exempt Money Market Fund
Institutional Money Market Fund



Piper Funds provide you with the flexibility to help you pursue your financial goals. Among our funds, we offer a spectrum of investment objectives and convenient shareholder services to meet the varied needs of today's investors.

Contact your Piper Jaffray Investment Executive for more information, including prospectuses, about the Piper Funds or call Mutual Fund Services at 800 866-7778. Please read the prospectuses carefully before investing or sending money.

*An investment in a Piper money market fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that the fund will be able to maintain a stable net asset value of $1 per share.

PIPER JAFFRAY INC., FUND DISTRIBUTOR AND NASD MEMBER.

#10500    11/1997    268-97
-------------------------------------------------------------------------------

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Minneapolis, MN 55402-3804

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